September 2017

1 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, construction costs and capital expenditures, investment opportunities, corporate initiatives, rate base, and environmental matters. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause WEC Energy Group’s actual results to differ materially from those contemplated in any forward- looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; cyber-security threats; the value of goodwill and its possible impairment; construction risks; equity and bond market fluctuations; the impact of any legislative and regulatory changes, including changes to existing and/or anticipated environmental standards and tax laws; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity, and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward- Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2016 and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

2 Well Positioned for the Future WEC Energy Group  Focused on the fundamentals:  Safety  World-class reliability  Operating efficiency  Financial discipline  Exceptional customer care

3 Well Positioned for the Future Focused on the Fundamentals $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 Consistent EPS Growth 6 years in a row Ranked #2 in our sector GAAP Adjusted

4 Well Positioned for the Future A Compelling Value Proposition  For 2017, targeting earnings per share growth of 5-7 percent  2017 earnings guidance is $3.06 - $3.12 per share, expectation of being in the upper end of the range  Longer-term earnings per share growth is expected to be 5-7 percent compound annual growth rate off 2015 base of $2.72 per share  More than 99 percent of earnings from regulated operations  Projecting dividend growth in line with earnings growth

5 Committed to Protecting the Environment Our Goal: Preserve fuel diversity, reduce costs and lower carbon emissions  Implementing generation solutions to allow retirement of coal  Examples – Presque Isle (365MW) and Pulliam (200MW) power plants  Continuing evaluation of possible future retirements of other coal-fueled units  Received research and test exemptions to evaluate co-firing of natural gas in some of our coal units – testing began June 2016 As regulations of GHG emissions take shape, our plan is to work with our industry partners, environmental groups, and the State of Wisconsin with a goal of reducing CO2 emissions by approximately 40 percent below 2005 levels by 2030

6 Well Positioned for the Future WEC Energy Group  $19.4 billion market cap (1)  1.6 million electric customers  2.8 million gas customers  60% ownership of ATC  69,000 miles electric distribution  46,000 miles gas distribution  $17.7 billion of rate base (2)  99+% of earnings from regulated operations Company Statistics Service Territory (1) As of 6/30/17 (2) 2016 average rate base We Energies Michigan Gas Utilities Corporation Minnesota Energy Resources Corporation North Shore Gas Company The Peoples Gas Light and Coke Company Wisconsin Public Service Corporation Upper Michigan Energy Resources Corporation

7 Well Positioned for the Future Earnings Growth Drivers $2.7 $5.7 2016 average rate base ($ billions) $12.8 $2.9 $2.0 Utilities PTF Transmission Note: Power the Future value represents investment book value Core Investment  Rate Base: Projected rate base investment from 2017 – 2021: $9.5 – $10.0 billion  ATC – Traditional Footprint  $3.6 – $4.4 billion 10-year capital plan  WEC Ownership 60%  Power the Future: ROE of 12.7% on historical and new investment  Plus additional growth opportunities  Additional energy infrastructure investments  Continued analysis of utility projects  Outside ATC traditional footprint $17.7 billion

8 Well Positioned for the Future Our Portfolio of Regulated Businesses Electric Generation and Distribution 59% Gas Distribution 27% Electric Transmission 14% Based on 2016 average rate base 70% 14% 12% 4% WI FERC IL MI/MN By Jurisdiction By Business

9 Balanced Regulatory Environment Rate-Making Parameters by Company Utility Equity Layer(1) Authorized ROE Wisconsin Electric 48.5% - 53.5% 10.2% Wisconsin Public Service 49.0% - 54.0% 10.0% Wisconsin Gas 47.0% - 52.0% 10.3% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.32% 9.11% Michigan Gas Utilities 52% 9.9% 1. Represents equity layer in rates

10 Balanced Regulatory Environment Rate Case Update  Wisconsin  Proposed settlement filed with PSCW on April 4, 2017  Base rate freezes for Wisconsin customers for 2018 and 2019  Expand and make permanent real-time market pricing options  Extend current earnings cap and sharing mechanism through 2019 for WE and WG  Added earnings cap and sharing mechanism to WPS for 2018 and 2019  Modified settlement approved August 10, 2017 with a final written order anticipated in September  Illinois  No rate case filing in 2017

11 Line of Business View Five Year Capital Projection 2017-2021 $343 $412 $317 $337 $250 $517 $502 $529 $515 $538 $1,320 $1,041 $1,052 $1,035 $1,016 $- $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 2021 Gas Delivery Electric Delivery Generation $1,804 In millions  Total capital spend over the five-year period of $9.5 - $10.0 billion $2,180 $1,955 $1,898 $1,887 Excludes ATC projected capital expenditures both inside and outside their traditional footprint. Includes UMERC generation and Bluewater natural gas storage acquisition.

12 State View Five Year Capital Projection 2017-2021 $343 $412 $317 $337 $250 $1,163 $914 $944 $904 $946 $575 $525 $529 $535 $496 $99 $104 $108 $111 $112 $- $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 2021 MERC/MGU Illinois WI/MI Delivery WI/MI Generation In millions  Depreciation at the utilities expected to average $830 million annually over the five-year period $1,898 $2,180 $1,804 $1,955 $1,887 Excludes ATC projected capital expenditures both inside and outside their traditional footprint. Includes UMERC generation and Bluewater natural gas storage acquisition.

13 $543 $489 $399 $428 $318 $327 $295 $241 $291 $191 $0 $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 2021 ATC WEC portion 60% Well Positioned for the Future American Transmission Company Key Assumptions  ATC average rate base at year end 2016: $3.3 billion  Implies average $164 million effective annual (FERC) rate base growth for WEC from 2017 to 2021  5-year projected WEC portion of capital investments  Inside traditional footprint: $1.4 billion  Outside traditional footprint: $300 million  ROE currently under FERC review Projected Capital Expenditures (Inside Traditional Footprint) (Millions of Dollars) $3.6 – $4.4 billion projected investment from 2016 – 2025

14 Well Positioned for the Future American Transmission Company – Outside the Traditional Footprint  Joint venture between Duke Energy and ATC (DATC)  Ownership split 50/50 between Duke and ATC  WEC current ownership interest is 30%, potentially growing to 34%  Owns California’s Path 15 transmission line – potential for expansion  Zephyr Power Transmission project  ATC-only outside the footprint  WEC interest: 75%  Joint venture between Arizona Electric Power Cooperative and ATC (ATC Southwest)  Other transmission projects throughout the U.S.  Alaska

15 Well Positioned for the Future Sample Merger-Driven Initiatives Category Activity Supply Chain  Achieving savings in consolidated vendor and supplier contracts, negotiating most favorable terms Information Technology  Consolidating IT infrastructure  Implementing uniform processes and consolidating to a single Enterprise Resource Planning (ERP) system Customer Care  Established consistent measurements of customer satisfaction across all six utilities  Rolling out advanced metering functionality  Expanding mobile options for our customers Operations  Implementing improved, standard order dispatch  Upgrading work management capabilities across the Wisconsin fleet

16 A Track Record of Performance Industry-Leading Dividend Growth  Raised the dividend 5.1% in 2017  14.6% compound annual growth rate off 2010 base  Continuing to target dividend payout of 65-70% of earnings  Dividend expected to grow in line with earnings *Annualized based on 4th quarter 2015 dividend of $0.4575 **Annualized based on 1st quarter 2017 dividend of $0.520 Annualized Dividends Per Share $0.80 $1.04 $1.20 $1.445 $1.56 $1.83* $1.98 $2.08** 2010 2011 2012 2013 2014 2015 2016 2017

17 Environmental Performance Supporting a Clean Energy Future WEC Energy Group has implemented a multi-emission strategy to achieve greater environmental benefit for lower cost  Retired older, less efficient coal-fired generation  Added two combined cycle natural gas units  Added state-of-the-art, coal-fired generation with performance that ranks among the most thermally efficient coal-fired units in the nation  Invested more than $1 billion in renewable energy – including biomass and the state’s two largest wind energy sites  Invested more than $1.5 billion in air quality systems

18 Environmental Performance Reducing Emissions P e rce n ta g e o f Re m a ini n g E m iss io n s P e rce n ta g e o f Re m a ini n g E m iss io n s 0% 20% 40% 60% 80% 100% 120% 140% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 SO2 (92% reduction) NOx (83% reduction) Mercury (93% reduction)

19 Environmental Performance Decline in Carbon Intensity 26% Reduction in Carbon Intensity 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 Fuel Sources Coal Nuclear Natural Gas Renewables Other 0% 20% 40% 60% 80% 100% 120% 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 P erc e nta g e o f R em a in in g E mi s s io n s 26.7% of 2016 revenues were derived from coal; down 1.5% from 2015.* *Calculation is based on internal allocations and assumes our share of ATC gross revenues. CO2 Rate (lb/mwh)

20 Poised for Growth Key Takeaways for WEC Energy Group  Leading electric and natural gas utility in the Midwest  The eighth largest natural gas distribution company in the nation  Projected long-term earnings per share growth of 5-7 percent compound annual growth rate off 2015 base  Targeting dividend growth in line with growth in earnings per share  Positioned to deliver among the best risk-adjusted returns in the industry

Appendix

22 Electric Distribution Electric Transmission 60% ownership Electric Generation Non-Utility Energy Infrastructure Natural Gas Distribution

23 Strategic Rationale Acquisition Overview  WEC Energy Group formed in 2015 when Wisconsin Energy acquired Integrys in a transaction valued at $9 billion  Acquisition created the leading electric and natural gas utility in the Midwest  Met or exceeded WEC’s acquisition criteria  Accretive to earnings per share starting in first full calendar year of combined operations  Largely credit neutral  Long-term growth prospects of combined entity equal to or greater than stand-alone company

24 Major Construction Projects Delivering the Future  Committed to infrastructure investment that will:  Renew and modernize our delivery networks  Meet new environmental standards  Reduce operating costs for customers

25  Phase 1 – convert 1,200 miles of overhead lines to underground and add distribution automation equipment on 400 miles  Project $220 million investment  Phase 2 – underground an additional 1,000 miles  Project $210 million investment  Expect both phases to be complete by 2021 Wisconsin Public Service System Modernization and Reliability Project 2017-2021 planned Green Bay Two Rivers Kewaunee Sturgeon Bay Waupaca Oshkosh Tomahawk Merrill Wausau Antigo Stevens Point 2014-2016 completed Minocqua Rhinelander Eagle River Wausaukee Menominee Wabeno

26 Major Construction Projects – Peoples Gas Natural Gas System Modernization Program  Extensive effort to modernize natural gas infrastructure in City of Chicago  Ultimately replace 2,000 miles  22 percent complete  Investment recovery under a monthly bill rider  Project $280 - $300 million average annual investment  Enabling legislation in effect from 2014 – 2023

27 Major Construction Projects – Wisconsin Utilities Advanced Metering Infrastructure (AMI) Program  AMI is an integrated system of smart meters, communication networks and data management systems that enable two-way communication between utilities and customers  Replaces aging meter reading equipment both on our network and customer property  Reduces manual effort for disconnects and reconnects  Enhanced outage management capabilities  Improves revenue protection and theft detection  Project to spend approximately $200 million over the next four years

28 Well Positioned for the Future Acquisition of Bluewater Natural Gas Holding  Underground natural gas storage facility in Michigan that will provide one-third of the storage needs for our natural gas distribution companies in Wisconsin  Bluewater will have long-term service agreements with the three Wisconsin gas utilities  Total acquisition price: $230 million  Working gas capacity of 23.2 Bcf  Expected to provide a utility return on capital  The Public Service Commission of Wisconsin granted declaratory ruling and approval on June 15, 2017  Closed acquisition on June 30, 2017

29 Major Construction Projects – Upper Michigan Energy Resources Corp. (UMERC) Proposed New Generation in the Upper Peninsula  Provides a long-term generation solution for electric reliability in Upper Peninsula  ~180 MW of clean, natural gas-fired Reciprocating Internal Combustion Engine (RICE) generation  Estimated $265 million ($275 million including AFUDC) investment is made by the new Michigan utility – UMERC  Half of the investment recovered in retail rates  Half of the investment recovered by a 20-year agreement with Cliffs Natural Resources  Commercial operation targeted for 2019  Filed for approval with the Michigan Commission on Jan. 30, 2017  Allows for the retirement of Presque Isle Power Plant

30 Well Positioned for the Future State-of-the-Art Generation Fleet Natural gas – 3,753 megawatts  Port Washington Generating Station among the lowest cost combined-cycle plants in country Coal – 5,044 megawatts  Oak Creek heat rate is top 5% in country Renewables – 483 megawatts  Wisconsin’s two largest wind farms and biomass plant Hydro – 169 megawatts *Owned nameplate capacity

31 Well Positioned for the Future Power the Future Investments  Port Washington Generating Station ranks 7th in nation for natural gas combined-cycle heat rate2  Elm Road Generating Station ranks 4th in nation for coal heat rate2 Natural Gas Coal Capacity 1,090 MW 1,030 MW 1 Investment $664 million $2 billion 1 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 2 – May 2008 Unit 1 – February 2010 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 2. Source: Power Engineering

32 Increasing Fuel Diversity Sources of Electric Energy Supply by Fuel Type 49.7% 23.9% 26.4% 2016 Coal Natural Gas Carbon Free Aspirational

33 0 20 40 60 80 100 120 140 AA - A A- BBB+ BBB BBB- Below Investment Grade A Track Record of Performance Strong Financial Condition Number of Issuers *Source: Standard & Poor’s Financial Services LLC (January 31, 2017) Utilities Electric and Gas Utilities Credit Ratings Distribution* Utility Rating Wisconsin Electric A- Wisconsin Gas A Wisconsin Public Service A- Peoples Gas A- North Shore Gas A-

34 Paper 22% Mining/Minerals 14% Foundry (SIC 33) 11% Other Manufacturing 8% Food/Agriculture 8% Metal (SIC 34,35,37) 6% Medical 6% Office 4% Education 4% Chemical 3% Printing 3% Other 11% 36% Large C&I by Segment Wisconsin Retail Deliveries Balanced Sales Mix Large C&I 36% Residential plus Farm 29% Small C&I 35% 2016 Retail Mwh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula

35 Important Local Events Foxconn in Wisconsin  Foxconn announced July 26, 2017 Wisconsin’s largest economic development project and largest corporate attraction project in U.S. history, as measured by jobs.  Capital investment of $10 billion dollars  Goal of creating 13,000 jobs, with an average salary of $53,875, plus benefits  Expect to create at least 22,000 indirect and induced jobs throughout Wisconsin.  Largest greenfield investments by a foreign-based company in U.S. history as measured by jobs  One of the largest manufacturing campuses in the world  Project will support 10,000 construction jobs over the next four years and 6,000 indirect jobs from construction  Expected to have a $7 billion annual economic impact on the state  Plans to be operational in 2020

36 34.5% 16.4% 16.4% 10.7% 6.8% 1.1% 1.1% 1.7% 11.3% Wisconsin Electric Power the Future Wisconsin Public Service Corporation Peoples Gas Wisconsin Gas Minnesota Energy Resources North Shore Gas Michigan Gas Utilities ATC Composition of Rate Base Total 2016 Rate Base of $17.7 billion

37 Key Rate Making Components *Wisconsin Electric Power Company and Wisconsin Gas earnings cap applies 2016 – 2019, Wisconsin Public Service cap applies 2018 – 2019, pending final order Area Illinois – Gas Minnesota – Gas Michigan– Electric & Gas Wisconsin – Gas Wisconsin – Electric Gas Pipeline Replacement Rider PGL Bad Debt Rider X Bad Debt Escrow Accounting WE / WG WE Decoupling X X Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band Manufactured Gas Plant Site Clean Up Recovery X X X X N/A Forward-looking test years X X X 2 years 2 years Earnings cap/sharing 50/50 first 50 bp above allowed ROE, 100% to customer beyond 50 bp*

38 Key Open Dockets  Michigan generation application: U-18224  Illinois System Modernization Program: 16-0376  Wisconsin rate settlement  We Energies – 5-UR-108  WPS – 6690-UR-125

39 Regulatory Environment Wisconsin  Governor Scott Walker (R)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Michigan  Governor Rick Snyder (R)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Wisconsin Commissioners Name Party Began Serving Term Ends Ellen Nowak Chair R 07/2011 03/2019 Mike Huebsch R 03/2015 03/2021 Lon Roberts R 03/2017 03/2023 Michigan Commissioners Name Party Began Serving Term Ends Sally Talberg Chair I 07/2013 07/2021 Norm Saari R 08/2015 07/2019 Rachel Eubanks I 08/2016 07/2023

40 Regulatory Environment Illinois  Governor Bruce Rauner (R)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms Minnesota  Governor Mark Dayton (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois Commissioners Name Party Began Serving Term Ends Brien Sheahan Chair R 01/2015 01/2020 Miguel del Valle D 02/2013 01/2018 Sherina Maye I 03/2013 01/2018 John Rosales D 03/2015 01/2019 Sadzi Martha Olivia R 01/2017 01/2022 Minnesota Commissioners Name Party Began Serving Term Ends Nancy Lange Chair D 02/2013 01/2019 John Tuma R 02/2015 01/2021 Dan Lipschultz D 01/2014 01/2020 Matt Schuerger R 01/2016 02/2022 Katie Sieben D 01/2017 01/2023

41 Regulatory Environment  FERC  Presidential appointment, Senate confirmation  5-year term FERC Commissioners Name Party Began Serving Term Ends Neil Chatterjee Chairman R 08/2017 06/2021 Cheryl LaFleur D 07/2014 06/2019 Robert Powelson R 08/2017 06/2020 Richard Glick* D Kevin McIntyre* R * Appointed, pending senate confirmation

42 Precedent Transactions Announce Date Closing Date Target Acquiror 1-Day Premium FY1 P/E FY2 P/E Transaction Value ($mm) Equity Value ($mm) Price/Book Enterprise Value/ Rate Base 08/20/2017 Pending Oncor Sempra n/a 26.3x 23.6x $18,806 $11,808 1.5x 1.81x 07/19/2017 Pending Avista Hydro One 22% 27.3x 25.8x $5,258 $3,446 2.0x 1.71x 07/10/2017 Pending GXP WR 9% 18.1x 18.2x $9,621 $6,874 1.1x 1.46x 01/25/2017 Pending WGL AltaGas 28%(1) 25.7x 23.8x $6,316 $4,517 3.3x n/a 02/09/2016 01/01/2017 EDE AQN.CN 50%(1) 22.4x 21.1x $2,366 $1,489 1.9x 1.49x 02/09/2016 10/14/2016 ITC FTS.CN 33%(1) 21.6x 20.0x $11,269 $6,889 4.1x 1.98x 02/01/2016 09/16/2016 STR D 23% 19.1x 18.9x $5,960 $4,371 3.4x 2.29x(2) 10/26/2015 10/03/2016 PNY DUK 42% 29.8x 28.0x $6,700 $4,916 3.5x 2.5x 09/04/2015 07/01/2016 TE EMA.CN 48%(1) 23.3x 21.5x $10,361 $6,480 2.5x 1.60x(3) 08/24/2015 07/01/2016 GAS SO 38% 21.5x 20.6x $11,978 $7,926 2.0x n/a 02/25/2015 12/16/2015 UIL Iberdrola 25%(1) 21.7x 20.4x $4,674 $2,983 2.2x 1.95x 10/20/2014 04/13/2016 CNL Multiple n/a(4) 20.5x 18.7x $4,700 $3,343 2.1x 1.68x 06/23/2014 06/29/2015 TEG WEC 17% 20.0x 18.5x $9,020 $5,758 1.7x 1.55x 04/30/2014 03/26/2016 POM EXC 25%(1) 22.5x 20.8x $12,193 $6,872 1.6x 1.58x 12/11/2013 08/15/2014 UNS FTS.CN 30% 18.0x 17.9x $4,282 $2,515 2.2x 1.55x 05/29/2013 12/19/2013 NVE Berkshire 20% 18.3x 17.6x $10,465 $5,592 1.6x 1.45x Average 29% 22.3x 21.0x 2.3x 1.76x Median 26% 21.6x 20.5x 2.1x 1.64x 1. Based on unaffected date. 2. Historical rate base. Includes E&P investment base. 3. Based on press releases. 4. Company disclosed engagement in strategic transaction discussions prior to announcement of transactions.

43 Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Knutson Investor Relations Analyst Ashley.Knutson@wecenergygroup.com 414-221-2592